CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906 OF
                             THE SARBANES-OXLEY ACT

I, James A. Bowen, Chairman of the Board,  President and Chief Executive Officer
of  First   Trust/Value   Line(R)  &  Ibbotson   Equity   Allocation  Fund  (the
"Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2.   The information  contained in the Report fairly  presents,  in all
              material  respects,   the  financial   condition  and  results  of
              operations of the Registrant.



Date:   AUGUST 14, 2006                  /S/ JAMES A. BOWEN
     -------------------------           ---------------------------------------
                                         James A. Bowen, Chairman of the Board,
                                         President and Chief Executive Officer
                                         (principal executive officer)



I, Mark R. Bradley, Treasurer, Controller, Chief Financial Officer and Chief Accounting Officer of First Trust/Value Line(R) & Ibbotson Equity Allocation Fund (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2.   The information  contained in the Report fairly  presents,  in all
              material  respects,   the  financial   condition  and  results  of
              operations of the Registrant.



Date:    AUGUST 14, 2006                 /S/ MARK R. BRADLEY
     -------------------------           ---------------------------------------
                                         Mark R. Bradley, Treasurer, Controller,
                                         Chief Financial Officer and Chief
                                         Accounting Officer
                                         (principal financial officer)